UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: October 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund

Acadian Emerging Markets Portfolio

Annual Report	October 31, 2017

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

The Portfolio files its complete schedules of investments of Portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Portfolio’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-AAM-6161; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017
(Unaudited)

Dear Shareholder:

We are pleased to present the annual report for the Acadian Emerging Markets Portfolio (the “Portfolio”). This commentary covers the twelve months from November 1, 2016 to October 31, 2017, focusing on the portfolio’s performance and some of the conditions and decisions that impacted returns.

Portfolio Performance Review

For the twelve months ended October 31, 2017, the Portfolio’s Investor Class Shares returned 27.84%, versus 26.91% for the MSCI Emerging Markets Index, a widely followed emerging markets benchmark.

Market Review

Although emerging market equities rose strongly for the full period, they started on a down note, with Asian markets leading the decline. India retreated in November 2016 amid the government’s unexpected demonetization, triggering investor concerns about the fallout from the ensuing cash crunch. Also, a number of emerging currencies depreciated against the dollar following the U.S. elections. Meanwhile, signs of stabilization and modest growth in the Chinese economy were not sufficient to mitigate renewed worries about asset bubbles and credit growth, investor outflows, and the central bank’s attempts to stabilize the currency. Emerging markets recovered in early 2017, buoyed by predictable and moderate rate increases from the Federal Reserve, a retreat of dollar strength, and doubts about the immediacy of changes in U.S. trade policy. Brazil and Mexico were bright spots, benefitting from stabilizing crude oil and commodity prices, respectively. Turkey’s equity market rallied on optimism about the nation’s economy, driven by stimulus such as government spending and fiscal policy. Korea climbed as better corporate governance, dividends, and earnings drove inflows.

The asset class continued to outpace developed markets during the latter half of the period, but underperformed in September as North Korea’s intensified testing of nuclear weapons and ballistic missile programs worried its regional neighbors. Enthusiasm around robust Chinese economic indicators was somewhat tempered by resurfacing concerns about risk to the country’s financial system as a result of aggressive credit growth. Meanwhile, Brazil’s equity market rallied on the back of firmer investment sentiment in the midst of a nascent economic recovery. Finally, India shined late in the period as investors were encouraged by solid output readings, newly announced public-sector bank reforms, and slower-than-expected inflation – which could open the door for a rate cut in the foreseeable future.

For the period as a whole, emerging markets collectively rose 26.91%. Poland, China, Hungary, and Korea were among the stronger performers in the asset class. Meanwhile, weaker performers included Pakistan, Egypt, and Qatar.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017
(Unaudited)

Portfolio Structure

The Portfolio was invested in a broad range of emerging companies and markets over the period. The investment process considered both bottom-up company attractiveness and top-down country ratings, combined with benchmark-relative risk controls, to determine individual stock positions. The Portfolio was attractively valued relative to the MSCI Emerging Markets Index on important measures such as share price relative to earnings and book value. Significant country overweight positions included Korea, Turkey, Thailand, and Poland. The Portfolio was generally underweighted relative to the benchmark in Taiwan, China, South Africa, and India.

Portfolio Performance

The portfolio outperformed the benchmark for the period. The portfolio benefitted most from a combination of stock selection and overweight positions in Korea and Poland, as well as a combination of stock selection and an underweight position in Russia. This was reduced, however, by value lost from a combination of stock selection and an underweight position in China, stock selection in South Africa, and a combination of stock selection and an overweight position in Brazil.

We continue to view the asset class positively and believe it forms an essential part of global portfolio diversification. Please let us know if we can provide any additional information.

Brian K. Wolahan

Senior Vice President

This represents the manager’s assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-AAM-6161 or visit our website at www.acadian-asset.com.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not protect against market loss. Holdings are subject to change.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017
(Unaudited)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017
(Unaudited)

Growth of a $10,000 Investment

	AVERAGE ANNUAL TOTAL RETURN* FOR THE PERIODS ENDED OCTOBER 31(1)
	1 Year	5 Years	10 Years	Annualized Since Inception
Investor Class Shares†	27.84%	5.42%	-0.25%	8.19%
I Class Shares	28.01%	N/A	N/A	28.01%
Y Class Shares	28.01%	N/A	N/A	28.01%
MSCI Emerging Markets Index	26.91%	5.21%	0.93%	7.51%

Years Ended October 31,

ACADIAN EMERGING MARKETS	MSCI EMERGING MARKETS INDEX
PORTFOLIO, INVESTOR CLASS

(1) Past performance is not an indication of future performance. Investor Class Shares were offered beginning 6/17/93. I Class Shares and Y Class Shares were offered beginning 10/31/16. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and/or reimbursements, performance would have been lower.

† The graph is based on Investor Class Shares only. Returns for I Class Shares and Y Class Shares would be different due to differences in fee structures.

N/A — Not available.

(See definition of comparative index on page 3).

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

SECTOR WEIGHTINGS† (Unaudited)

†	Percentages based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.9%
	Shares	Value
Argentina — 1.2%
Ternium ADR	476,492	$14,776,017

Brazil — 6.3%
Arezzo Industria e Comercio	42,700	659,955
Banco BTG Pactual	89,100	597,849
Banco do Brasil	939,700	9,933,307
Cia de Saneamento de Minas Gerais	202,500	2,463,699
Cia Hering	25,100	224,045
Construtora Tenda*	4,700	24,712
CSU Cardsystem	124,600	406,408
EcoRodovias Infraestrutura e Logistica	340,300	1,270,156
EDP - Energias do Brasil	2,031,500	9,054,281
Estacio Participacoes	312,600	2,813,238
Grendene	17,500	146,578
Guararapes Confeccoes	4,200	200,929
JBS	3,552,307	8,165,973
Kroton Educacional	39,300	217,926
Light	136,700	761,371
Magazine Luiza	87,200	1,700,657
Multiplus	12,400	144,268
Natura Cosmeticos	41,100	388,976
Nova Embrapar Participacoes* (A) (B)	854	—
Odontoprev	213,300	1,023,694
Porto Seguro	333,900	3,650,006
Qualicorp	170,600	1,824,225

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Brazil — (continued)
Seara Alimentos* (A) (B)	911	$2
Ser Educacional(C)	100,500	945,922
SLC Agricola	47,700	321,811
Smiles Fidelidade	330,900	8,543,336
T4F Entretenimento*	16,100	43,901
Tegma Gestao Logistica	9,000	49,962
TIM Participacoes ADR	411,625	7,590,365
Vale ADR, Cl B	838,892	8,212,753
Via Varejo*	487,700	3,339,492

		74,719,797

Chile — 0.8%
Cia Cervecerias Unidas ADR	21,925	624,424
Embotelladora Andina ADR, Cl B	8,066	246,497
Enel Americas ADR	401,676	4,257,765
Enel Chile ADR	683,930	4,028,348

		9,157,034

China — 19.6%
58.com ADR*	76,877	5,163,828
Agricultural Bank of China, Cl H	46,819,000	22,024,986
Alibaba Group Holding ADR*	140,272	25,934,890
Angang Steel, Cl H	1,958,000	1,714,197
Autohome ADR*	80,601	4,635,364
Baidu ADR*	27,269	6,652,000
Bank of China, Cl H	62,162,000	30,995,742
BYD Electronic International	116,000	313,739
Changyou.com ADR*	17,593	681,553
China Communications Services, Cl H	2,568,000	1,556,982
China Construction Bank, Cl H	46,191,000	41,209,188
China Petroleum & Chemical, Cl H	2,584,000	1,897,905
China Sports International*	670,000	5,898
China Telecom, Cl H	38,942,000	19,517,423
Chongqing Rural Commercial Bank, Cl H	726,000	493,219
Harbin Power Equipment, Cl H	446,000	209,811
Industrial & Commercial Bank of China, Cl H	32,676,000	25,926,685
Maanshan Iron & Steel, Cl H*	5,342,000	2,506,181
Momo ADR*	234,322	7,139,791
NetEase ADR	5,184	1,461,473
Phoenix New Media ADR*	36,227	197,075
Qingling Motors, Cl H	228,000	77,448
Shimao Property Holdings	176,500	369,678
Sinopec Shanghai Petrochemical, Cl H	5,752,000	3,428,462
Weibo ADR*	110,586	10,245,793

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
China — (continued)
Weichai Power, Cl H	3,046,000	$3,787,295
Weiqiao Textile, Cl H	891,000	464,836
Yirendai ADR	38,743	1,681,059
YY ADR *	138,036	12,477,074

		232,769,575

Colombia — 0.3%
Almacenes Exito	308,846	1,658,929
Avianca Holdings ADR	109,776	776,116
Ecopetrol ADR	48,672	539,773
Interconexion Electrica ESP	70,379	308,163

		3,282,981

Czech Republic — 0.1%
CEZ	60,505	1,326,608
Unipetrol	11,422	195,007

		1,521,615

Egypt — 0.1%
Commercial International Bank Egypt	188,546	842,734
Emaar Misr for Development SAE*	3,714,822	831,987
Telecom Egypt	129,683	95,736

		1,770,457

Greece — 0.1%
GEK Terna Holding Real Estate Construction*	14,908	73,630
Hellenic Petroleum	51,760	457,018
Hellenic Telecommunications Organization	17,482	207,712
Motor Oil Hellas Corinth Refineries	39,604	948,027
Public Power*	10,313	22,344

		1,708,731

Hong Kong — 6.9%
Agile Group Holdings	2,826,000	4,115,077
Anhui Conch Cement, Cl H	50,000	213,744
Beijing Capital International Airport, Cl H	600,000	984,439
Central China Real Estate*	344,000	164,914
China Aoyuan Property Group	2,052,000	1,244,130
China Evergrande Group*	292,000	1,124,747
China Lesso Group Holdings	138,000	92,160
China Mobile	426,500	4,283,369
China National Materials	596,000	411,777
China Overseas Grand Oceans Group	1,208,000	707,637
China Overseas Land & Investment	694,000	2,250,647
China Resources Cement Holdings	562,000	379,642
China SCE Property Holdings	1,266,000	571,221
China Shenhua Energy, Cl H	1,661,500	3,969,847

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Hong Kong — (continued)
China South City Holdings	810,000	$226,344
China Vanke, Cl H	130,600	464,551
CIFI Holdings Group	1,250,000	696,990
Consun Pharmaceutical Group	48,000	44,177
Country Garden Holdings	4,954,000	7,848,776
Geely Automobile Holdings	6,104,000	18,895,532
Haier Electronics Group	153,000	403,024
Hisense Kelon Electrical Holdings, Cl A	135,000	169,239
HKC Holdings	39,000	31,894
Hopson Development Holdings	158,000	161,617
K Wah International Holdings	338,000	194,099
Kingboard Chemical Holdings	850,000	5,039,160
Kingboard Laminates Holdings	125,500	210,738
Longfor Properties	292,000	681,960
Lonking Holdings	1,631,000	731,728
Nine Dragons Paper Holdings	895,000	1,642,833
NVC Lighting Holding	340,000	37,045
Overseas Chinese Town Asia Holdings	64,000	24,775
Poly Property Group*	1,101,000	533,466
Road King Infrastructure	235,000	386,174
Shanghai Prime Machinery, Cl H	184,000	37,737
Shougang Fushan Resources Group	1,160,000	249,801
Shui On Land	1,464,000	362,181
Sino-Ocean Group Holding	1,347,000	878,846
Sinotruk Hong Kong	1,849,000	2,455,410
Sun Art Retail Group	316,000	319,184
TCL Multimedia Technology Holdings	137,000	73,756
Tencent Holdings	300,300	13,464,883
Tianneng Power International	2,580,000	2,486,938
Tonly Electronics Holdings	9,000	11,086
TPV Technology	498,000	84,900
Yuexiu Property	1,242,000	240,395
Yuzhou Properties	735,000	362,724
Zhongsheng Group Holdings	1,008,000	2,069,905

		82,035,219

India — 7.0%
Apar Industries	8,388	99,334
Avanti Feeds	3,906	170,146
Balaji Amines	7,415	59,398
Bharat Petroleum	1,276,574	10,674,373
Chennai Petroleum	107,141	775,463
DCM Shriram	19,839	160,436
Dwarikesh Sugar Industries	69,681	82,406

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
India — (continued)
EID Parry India	19,026	$109,228
Gujarat Narmada Valley Fertilizers & Chemicals	5,571	45,018
HCL Technologies	413,813	5,467,567
HIL	3,659	74,003
Hindalco Industries	3,441,786	14,208,983
Hinduja Global Solutions	2,965	26,427
Hindustan Petroleum	2,559,224	17,667,669
Housing Development & Infrastructure*	388,329	354,328
HT Media	54,829	86,724
Hubtown*	105,595	195,877
Indian Bank	9,192	44,675
Indian Oil	2,376,961	15,247,927
Indraprastha Gas	34,592	846,572
Jindal Saw	103,264	198,967
JK Paper	53,483	93,595
JSW Steel	9,908	39,535
Kalyani Steels	21,447	139,219
Kolte-Patil Developers	14,332	55,993
Magma Fincorp	35,212	95,517
Mangalore Refinery & Petrochemicals	199,009	437,369
Mphasis	16,774	179,598
National Fertilizers	50,707	48,851
NMDC	89,671	177,414
Nucleus Software Exports	4,843	25,901
OCL India	3,842	85,520
Oil & Natural Gas	599,088	1,767,539
PC Jeweller	31,149	168,702
Polyplex	4,515	39,280
Puravankara	20,142	30,071
Rain Industries	111,648	466,872
Sharda Motor Industries	774	29,882
SJVN	55,461	30,354
SpiceJet*	315,280	700,203
Tata Consultancy Services	15,870	642,922
Tata Motors*	617,343	4,083,135
Tata Steel	442,125	4,804,100
Uflex	63,461	446,286
Vakrangee	149,542	1,298,222
Venky’s India	4,940	180,360
Vivimed Labs	104,345	201,130
West Coast Paper Mills	24,645	70,943

		82,934,034

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Indonesia — 2.4%
Adaro Energy	3,080,088	$414,463
Alam Sutera Realty	7,653,700	229,117
Bank Negara Indonesia Persero	9,883,000	5,538,124
Bank Tabungan Negara Persero	5,969,300	1,214,766
Harum Energy*	593,700	102,872
Indah Kiat Pulp & Paper	338,000	131,462
Indo Tambangraya Megah	361,100	591,072
Link Net	305,700	112,475
Petrosea*	287,900	28,127
Tambang Batubara Bukit Asam Persero	484,900	410,266
Telekomunikasi Indonesia Persero	41,678,900	12,384,588
Telekomunikasi Indonesia Persero ADR	120,510	3,620,120
United Tractors	1,581,000	4,042,114

		28,819,566

Malaysia — 1.9%
AFFIN Holdings	53,200	32,170
AirAsia X*	213,000	18,867
Ann Joo Resources	224,700	199,037
Berjaya*	438,000	34,659
Genting	94,000	200,945
Hai-O Enterprise, Cl O	61,800	79,558
Hong Leong Bank	20,000	75,304
KSL Holdings*	537,800	160,063
Lingkaran Trans Kota Holdings	25,900	36,035
Lion Industries*	143,600	45,792
Mah Sing Group	151,700	55,183
Malaysia Airports Holdings	253,100	495,020
Malaysian Pacific Industries	21,400	70,364
MMC	800	376
Petronas Chemicals Group	778,200	1,354,750
Press Metal Aluminium Holdings	129,840	135,867
TA Global	434,100	38,965
Tenaga Nasional	5,297,300	18,769,222
Unisem M	569,500	538,089
ViTrox	51,400	61,071

		22,401,337

Mexico — 2.2%
America Movil, Ser L	1,717,753	1,481,057
America Movil ADR, Cl L	796,953	13,643,836
Bio Pappel*	15,115	18,322
Cemex ADR*	1,154,319	9,361,527
Cia Minera Autlan	82,156	77,135

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Mexico — (continued)
Grupo Comercial Chedraui	27,935	$55,151
Grupo Famsa, Cl A*	62,776	34,250
Grupo Industrial Saltillo	20,874	39,186
Grupo Simec, Ser B*	32,582	106,795
Industrias Bachoco	31,044	152,890
Industrias Bachoco ADR	945	55,651
Industrias CH, Ser B*	84,742	337,699
Inmobiliaria Vesta	138,320	170,990
Mexichem	108,356	279,089

		25,813,578

Philippines — 0.1%
Bloomberry Resorts*	944,100	172,787
Cebu Air	14,410	30,425
Cosco Capital	175,000	28,916
DMCI Holdings	387,600	115,397
East West Banking	89,100	56,061
Melco Resorts And Entertainment Philippines*	1,373,700	180,943
Petron	259,800	49,092
SFA Semicon Philippines *	428,000	17,079

		650,700

Poland — 2.8%
CD Projekt	51,584	1,709,098
Emperia Holding*	1,259	31,752
Enea	138,973	531,846
Energa	295,160	1,025,776
Jastrzebska Spolka Weglowa*	28,158	757,337
LiveChat Software	3,106	41,172
Lubelski Wegiel Bogdanka	5,403	109,442
PGE Polska Grupa Energetyczna*	209,070	749,561
Polski Koncern Naftowy ORLEN	680,328	24,054,785
Polskie Gornictwo Naftowe i Gazownictwo	2,063,099	3,791,846
Tauron Polska Energia	184,337	178,263

		32,980,878

Qatar — 0.3%
Barwa Real Estate	251,927	2,076,301
Ooredoo QPSC	26,239	618,999
Qatar National Bank QPSC	15,982	533,282
United Development QSC	68,908	252,071

		3,480,653

Russia — 2.7%
Sberbank of Russia PJSC ADR	1,902,874	27,306,242

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Russia — (continued)
Yandex, Cl A *	132,142	$4,470,364

		31,776,606

Singapore — 0.1%
China Yuchai International	29,004	646,789

South Africa — 4.2%
African Rainbow Minerals	43,448	381,233
Allied Electronics, Cl A*	33,728	29,342
Alviva Holdings	11,326	15,725
Barloworld	65,681	619,333
Bid	14,629	321,784
Blue Label Telecoms	95,237	116,194
Exxaro Resources	208,872	2,123,769
FirstRand	5,606,467	20,322,266
Investec	26,266	179,159
Kumba Iron Ore	199,189	3,831,980
Lewis Group	21,364	41,130
Liberty Holdings	77,883	611,661
Merafe Resources	952,259	119,885
MiX Telematics ADR	13,687	139,333
MMI Holdings	3,324,911	4,421,065
Mondi	148,674	3,566,283
Peregrine Holdings	18,277	36,648
Reunert	29,865	146,888
Sappi	297,263	1,991,039
Standard Bank Group	704,345	8,169,929
Telkom	735,366	2,754,485

		49,939,131

South Korea — 20.1%
CJ	70,828	11,790,442
CKH Food & Health*	84,792	106,335
Danawa	8,021	73,026
DGB Financial Group	74,425	694,195
Dongbu HiTek*	2,316	29,561
Dongkuk Steel Mill	121,629	1,177,913
Dongyang E&P	15,443	166,787
e-LITECOM	10,497	66,804
F&F	3,550	125,162
Hana Financial Group	499,848	21,393,057
Hanwha	283,370	11,293,320
Hanwha Chemical	19,463	528,985
Hite Holdings	5,440	52,683
Husteel	12,417	161,814

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
South Korea — (continued)
Hyundai Hy Communications & Network	15,910	$51,833
INTOPS	2,580	24,180
Kia Motors	323,318	10,215,966
KoMiCo*	7,330	155,059
KT	413,816	10,840,808
Kwangju Bank	63,185	665,491
LG Display	610,817	15,974,417
LG Electronics	193,635	15,727,929
LG Uplus	204,556	2,346,182
LS	3,673	258,997
Poongsan	14,674	642,442
POSCO	20,940	6,083,786
POSCO Coated & Color Steel	2,182	54,533
Samsung Electronics	36,298	89,226,306
Seoul Semiconductor	21,019	514,992
Seoyon	18,405	131,752
Seoyon E-Hwa	72,765	779,381
Silicon Works	4,399	176,298
SK Hynix	405,759	29,770,509
SK Innovation	30,083	5,504,543
SK Telecom	4,776	1,125,420

		237,930,908

Taiwan — 7.6%
Acter	65,000	385,782
Anpec Electronics	37,000	62,690
Asia Tech Image	103,000	165,807
AU Optronics	11,198,000	4,585,464
Cheng Uei Precision Industry	105,000	170,767
Coretronic	203,000	242,985
Darwin Precisions	479,000	518,555
Elitegroup Computer Systems	207,000	161,979
Epistar*	950,000	1,537,161
Farglory Land Development	123,000	134,380
Formosa Petrochemical	460,000	1,609,112
Foxsemicon Integrated Technology	60,000	425,737
Fu Yu Property*	5,000	6,391
Fubon Financial Holding	5,128,520	8,170,738
Global Brands Manufacture	516,643	238,112
Good Will Instrument	26,000	21,940
Hon Hai Precision Industry	4,734,561	17,582,216
Huaku Construction	71,000	159,376
Innolux	24,280,640	10,626,981
Nanya Technology	598,000	1,621,923

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Taiwan — (continued)
Pegatron	4,780,343	$12,363,161
Phison Electronics	135,000	1,604,718
Radiant Opto-Electronics	644,000	1,430,660
Star Comgistic Capital	342,000	145,148
Taiwan Surface Mounting Technology	676,829	642,953
United Microelectronics	26,410,000	13,573,004
Winbond Electronics	13,969,000	12,088,758
Wistron	383,866	320,106

		90,596,604

Thailand — 5.7%
Amata NVDR	642,400	415,762
Asian Seafoods Coldstorage NVDR	186,000	75,587
Bangchak NVDR	2,512,200	3,157,265
Bangkok Bank	136,200	791,288
Bangkok Bank NVDR	108,800	632,101
Bangkok Land NVDR	1,278,200	71,182
Banpu NVDR	2,242,700	1,181,435
Esso Thailand NVDR*	2,036,900	938,127
GFPT NVDR	107,400	59,810
Indorama Ventures NVDR	183,900	254,648
Krung Thai Bank	5,257,400	2,880,334
Krung Thai Bank NVDR	12,037,600	6,594,952
MK Restaurants Group NVDR	39,000	88,930
Polyplex Thailand NVDR	301,700	127,146
PTT NVDR	1,497,300	18,930,343
PTT Exploration & Production NVDR	915,500	2,376,938
PTT Global Chemical NVDR	4,277,000	10,299,819
Sena Development	314,181	36,317
Siam Cement NVDR	49,600	731,607
Star Petroleum Refining NVDR	5,954,800	3,119,010
Syntec Construction	4,029,200	745,924
Thai Airways International NVDR*	274,700	153,806
Thai Oil NVDR	1,352,400	4,152,462
Thai Vegetable Oil NVDR	32,000	26,731
Thanachart Capital NVDR	2,649,100	4,365,991
Thanachart Capital	3,005,900	4,954,035
Tipco Asphalt NVDR	703,000	474,028

		67,635,578

Turkey — 5.3%
Albaraka Turk Katilim Bankasi	144,204	49,417
Dogan Sirketler Grubu Holding*	1,106,919	268,447
Eregli Demir ve Celik Fabrikalari	7,327,031	17,189,855

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

COMMON STOCK — continued
	Shares	Value
Turkey — (continued)
Tekfen Holding	26,121	$88,205
Trakya Cam Sanayii	1,241,771	1,345,357
Turk Sise ve Cam Fabrikalari	6,007,269	7,046,789
Turkiye Halk Bankasi	2,287,794	6,670,006
Turkiye Is Bankasi, Cl C	5,531,919	10,411,857
Turkiye Petrol Rafinerileri	47,017	1,691,772
Turkiye Vakiflar Bankasi TAO, Cl D	8,990,683	15,002,049
Vestel Elektronik Sanayi ve Ticaret*	972,347	2,532,401

		62,296,155

United Arab Emirates — 0.1%
Aldar Properties PJSC	466,582	302,361
DAMAC Properties Dubai PJSC	254,431	273,645
Union National Bank PJSC	93,728	109,483

		685,489

United Kingdom — 0.0%
Globaltrans Investment GDR	65,213	602,568

United States — 0.0%
Southern Copper	2,966	127,390

TOTAL COMMON STOCK (Cost $857,504,449)		1,161,059,390

PREFERRED STOCK — 1.6%

Brazil — 1.6%
Banco do Estado do Rio Grande do Sul	81,500	376,445
Braskem, Cl A*	614,310	9,764,962
Cia Brasileira de Distribuicao*	19,400	452,368
Cia de Transmissao de Energia Eletrica Paulista	55,800	1,130,226
Cia Energetica de Minas Gerais	1,818,016	4,301,484
Cia Ferro Ligas da Bahia - FERBASA	30,400	156,679
Cia Paranaense de Energia, Cl B	45,900	352,883
Metalurgica Gerdau, Cl A*	1,453,800	2,266,493
San Carlos Empreendimentos e Participacoes * (A) (B)	455	—

TOTAL PREFERRED STOCK (Cost $26,541,308)		18,801,540

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

RIGHTS — 0.0%
	Number of Rights	Value

Brazil — 0.0%
Cia Energetica de Minas Gerais, Expires 12/04/17 *	288,839	$103,305

Hong Kong — 0.0%
Tencent Holdings, Expires 11/02/17 *(A) (B)	212	—

Taiwan — 0.0%
Winbond Electronics, Expires 12/14/17 *	1,248,626	169,743

TOTAL RIGHTS (Cost $—)		273,048

WARRANTS — 0.0%
	Number of Warrants

Thailand — 0.0%
Jasmine International, Expires 12/31/20 *	1	—

TOTAL WARRANTS (Cost $—)		—

TOTAL INVESTMENTS— 99.5% (Cost $884,045,757)		$1,180,133,978

Percentages	are based on Net Assets of $1,186,060,589.

*	Non-income producing security.

(A)

Securities are fair valued using methods determined in good faith by the Fair Value Committee of the Board of Trustees. The total value of such securities as of October 31, 2017 was $2 and represented 0.0% of Net Assets.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.”

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

PJSC — Public Joint Stock Company

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

The summary of inputs used to value the Portfolio’s net assets as of October 31, 2017 was as follows:

Investments in Securities	Level 1	Level 2	Level 3†	Total
Common Stock
Argentina	$14,776,017	$—	$—	$14,776,017
Brazil	74,719,795	—	2	74,719,797
Chile	9,157,034	—	—	9,157,034
China	232,769,575	—	—	232,769,575
Colombia	3,282,981	—	—	3,282,981
Czech Republic	1,521,615	—	—	1,521,615
Egypt	1,770,457	—	—	1,770,457
Greece	1,708,731	—	—	1,708,731
Hong Kong	82,035,219	—	—	82,035,219
India	82,934,034	—	—	82,934,034
Indonesia	28,819,566	—	—	28,819,566
Malaysia	22,401,337	—	—	22,401,337
Mexico	25,813,578	—	—	25,813,578
Philippines	228,447	422,253	—	650,700
Poland	32,980,878	—	—	32,980,878
Qatar	3,480,653	—	—	3,480,653
Russia	31,776,606	—	—	31,776,606
Singapore	646,789	—	—	646,789
South Africa	49,939,131	—	—	49,939,131
South Korea	237,930,908	—	—	237,930,908
Taiwan	90,596,604	—	—	90,596,604
Thailand	67,635,578	—	—	67,635,578
Turkey	62,296,155	—	—	62,296,155
United Arab Emirates	685,489	—	—	685,489
United Kingdom	602,568	—	—	602,568
United States	127,390	—	—	127,390

Total Common Stock	1,160,637,135	422,253	2	1,161,059,390

Preferred Stock
Brazil	18,801,540	—	—^	18,801,540

Total Preferred Stock	18,801,540	—	—	18,801,540

Rights	273,048	—	—	273,048
Warrants	—	—	—	—

Total Investments in Securities	$1,179,711,723	$422,253	$2	$1,180,133,978

† A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Portfolio has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. Management has concluded that Level 3 investments are not material in relation to net assets.

^ Represents security in which the fair value is $0 or has been rounded to $0.

Changes in the classifications between Levels 1 and 2 occurred throughout the year when foreign equity securities were fair valued using other observable market based inputs provided by MarkIt in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment was principally traded. As of October 31, 2017, securities with a total value of $422,253 were

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

classified as Level 2 due to the application of the fair value provided by MarkIt. There were no other significant transfers between Level 1 and Level 2 assets for the year ended October 31, 2017. All other transfers were considered to have occurred as of year end.

For the year ended October 31, 2017, there were transfers between Level 1 and Level 3 assets and liabilities. The primary reason for changes in the classifications between Levels 1 and 3 occurs when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. Transfers, if any, between levels are considered to have occurred as of the end of the year. For the year ended October 31, 2017, securities with a total market value of $250,352 were transferred from Level 3 to Level 1.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets
Investments, at Value (Cost $884,045,757)	$1,180,133,978
Foreign Currency, at Value (Cost $604,770)	606,154
Cash	6,259,628
Receivable for Capital Shares Sold	1,441,797
Dividends and Interest Receivable	1,178,537
Reclaim Receivable	121,547
Receivable for Investment Securities Sold	5,818
Prepaid Expenses	42,077

Total Assets	1,189,789,536

Liabilities
Payable for Capital Shares Redeemed	1,543,996
Payable to Adviser	1,012,245
Accrued Foreign Capital Gains Tax on Appreciated Securities	656,785
Payable to Administrator	78,710
Shareholder Servicing Fees Payable – Investor Class	60,647
Payable to Trustees	4,634
Chief Compliance Officer Fees Payable	1,967
Accrued Expenses	369,963

Total Liabilities	3,728,947

Net Assets	$1,186,060,589

Net Assets Consist of:
Paid-in Capital	$1,012,642,030
Undistributed Net Investment Income	15,275,643
Accumulated Net Realized Loss on Investments and Foreign Currency Transactions	(137,273,632)
Net Unrealized Appreciation on Investments	296,088,221
Net Unrealized Depreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	(14,888)
Accumulated Foreign Capital Gains Tax on Appreciated Securities	(656,785)

Net Assets	$1,186,060,589

Investor Class Shares:
Net Assets	$739,686,074
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	33,885,807

Net Asset Value, Redemption and Offering Price Per Share *	$21.83

I Class Shares:
Net Assets	$446,374,336
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	20,425,065

Net Asset Value, Redemption and Offering Price Per Share *	$21.85

Y Class Shares:
Net Assets	$179
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	8

Net Asset Value, Redemption and Offering Price Per Share *	$21.85†

*	Redemption price per share may vary depending upon the length of time shares are held.
†	Net asset value per share does not calculate due to rounding.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO FOR THE YEAR ENDED
OCTOBER 31, 2017

STATEMENT OF OPERATIONS
Investment Income:
Dividends	$34,106,607
Interest	6,146
Less: Foreign Taxes Withheld	(3,746,968)

Total Income	30,365,785

Expenses:
Investment Advisory Fees	11,052,170
Shareholder Servicing Fees - Investor Class	1,542,287
Administration Fees	891,887
Trustees’ Fees	15,340
Chief Compliance Officer Fees	5,730
Custodian Fees	913,417
Transfer Agent Fees	188,535
Printing Fees	155,693
Filing and Registration Fees	113,824
Legal Fees	53,797
Audit Fees	22,000
Interest Expense	19,657
Other Expenses	94,760

Total Expenses	15,069,097

Less:
Fees Paid Indirectly	(1,547)

Net Expenses	15,067,550

Net Investment Income	15,298,235

Net Realized Gain (Loss) on:
Investments	61,443,251
Foreign Currency Transactions	(47,492)

Net Realized Gain	61,395,759

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	196,843,602
Foreign Capital Gains Tax on Appreciated Securities	(52,013)
Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	(73,097)

Net Change in Unrealized Appreciation	196,718,492

Net Realized and Unrealized Gain	258,114,251

Net Increase in Net Assets Resulting from Operations	$273,412,486

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2017	Year Ended October 31, 2016*

Operations:
Net Investment Income	$15,298,235	$16,010,424
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	61,395,759	(76,973,756)
Net Change in Unrealized Appreciation on Investments, Foreign Capital Gains Tax on Appreciated Securities, and Foreign Currencies and Translation of other Assets and Liabilities Denominated in Foreign Currencies	196,718,492	146,110,005

Net Increase in Net Assets Resulting from Operations	273,412,486	85,146,673

Dividends and Distributions:
Net Investment Income:
Investor Class Shares	(19,300,859)	(18,165,966)
I Class Shares	(1,718,656)	—
Y Class Shares	(3)	—

Total Dividends and Distributions	(21,019,518)	(18,165,966)

Capital Share Transactions:(1)
Investor Class Shares:*
Issued	166,430,839	592,391,577
Reinvestment of Distributions	17,743,898	16,874,296
Redemption Fees — (See Note 2)	10,677	34,354
Redeemed	(686,155,865)	(1,186,063,557)

Decrease in Net Assets derived from Investor Class Transactions.	(501,970,451)	(576,763,330)

I Class Shares:*
Issued	488,809,127	140
Reinvestment of Distributions	1,045,908	—
Redemption Fees — (See Note 2)	44,558	—
Redeemed	(132,051,912)	—

Increase in Net Assets derived from I Class Transactions	357,847,681	140

Y Class Shares:*
Issued	—	140
Reinvestment of Distributions	2	—
Redeemed	(26)	—
Increase (Decrease) in Net Assets derived from Y Class

Transactions	(24)	140

Net Decrease in Net Assets from Capital Share Transactions	(144,122,794)	(576,763,050)

Total Increase (Decrease) in Net Assets	108,270,174	(509,782,343)

Net Assets:
Beginning of Year	1,077,790,415	1,587,572,758

End of Year (including Undistributed Net Investment Income of $15,275,643 and $19,655,751, respectively)	$1,186,060,589	$1,077,790,415

*	I Class Shares and Y Class Shares commenced operations on October 31, 2016.
(1)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout Each Year
	Years Ended October 31,
Investor Class Shares	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Year	$17.42	$16.12	$19.30	$19.15	$18.02

Income from Operations:
Net Investment Income*	0.23	0.19	0.20	0.27	0.25
Net Realized and Unrealized Gain (Loss)	4.51	1.30	(3.17)	0.09	1.20

Total from Operations	4.74	1.49	(2.97)	0.36	1.45

Redemption Fees	0.00^	0.00^	0.00^	0.00^	0.00^
Dividends and Distributions from:
Net Investment Income	(0.33)	(0.19)	(0.21)	(0.21)	(0.32)

Total Dividends and Distributions	(0.33)	(0.19)	(0.21)	(0.21)	(0.32)

Net Asset Value, End of Year	$21.83	$17.42	$16.12	$19.30	$19.15

Total Return †	27.84%	9.43%	(15.51)%	1.95%	8.05%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$739,686	$1,077,790	$1,587,573	$1,688,011	$1,346,635
Ratio of Expenses to Average Net Assets(1)	1.42%	1.56%	1.51%	1.50%	1.48%
Ratio of Net Investment Income to Average Net Assets	1.23%	1.23%	1.10%	1.41%	1.35%
Portfolio Turnover Rate	40%	31%	32%	37%	45%

*	Per share amounts for the period are based on average outstanding shares.
^	Amount was less than $0.01 per share.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
I Class Shares ‡	2017
Net Asset Value,
Beginning of Year	$17.42

Income from Operations:
Net Investment Income*	0.36
Net Realized and Unrealized Gain	4.41

Total from Operations	4.77

Redemption Fees	0.00^
Dividends and Distributions from:
Net Investment Income	(0.34)

Total Dividends and Distributions	(0.34)

Net Asset Value, End of Year	$21.85

Total Return †	28.01%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$446,374
Ratio of Expenses to Average Net Assets(1)	1.21%
Ratio of Net Investment Income to Average Net Assets	1.81%
Portfolio Turnover Rate	40%

‡	I Class Chares commenced operations on October 31, 2016.

^	Amount was less than $0.01 per share.

*	Per share amounts for the period are based on average outstanding shares.

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout The Year
Y Class Shares ‡	2017
Net Asset Value,
Beginning of Year		$17.42

Income from Operations:
Net Investment Income*		0.40
Net Realized and Unrealized Gain		4.37

Total from Operations		4.77

Dividends and Distributions from:
Net Investment Income		(0.34)

Total Dividends and Distributions		(0.34)

Net Asset Value, End of Year		$21.85

Total Return †		28.01%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$	—^
Ratio of Expenses to Average Net Assets(1)		0.68%††
Ratio of Net Investment Income to Average Net Assets		2.08%
Portfolio Turnover Rate		40%

‡	Y Class Chares commenced operations on October 31, 2016.
*	Per share amounts for the period are based on average outstanding shares.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.
††	Had assets been contributed, the ratio would have been 1.31%.
(1)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
^	Amount rounds to less than one thousand.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 53 funds. The financial statements herein are those of the Acadian Emerging Markets Portfolio (“Portfolio”), a non-diversified portfolio. The investment objective of the Portfolio is to seek long-term capital appreciation by investing primarily in common stocks of emerging country issuers. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a shareholder’s interest is limited to the portfolio in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio. The Portfolio is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Portfolio calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Portfolio calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Emerging Markets Portfolio calculates its net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Acadian Asset Management LLC (the “Adviser”) of the Portfolio becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Portfolio calculates its net asset value, it may request that a Committee meeting be called. As of October 31, 2017, the total market value of securities in the Portfolio, valued in accordance with fair value procedures, was $2 or 0.0% of Net Assets.

The Portfolio uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Portfolio based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Portfolio values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Portfolio own securities is closed for one or more days, the Portfolio shall value all securities held in that corresponding currency based on

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended October 31, 2017, there have been no significant changes to the Portfolio’s fair value methodologies.

For details of the investment classification, refer to the Schedule of Investments.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended and by distributing to shareholders all of their net investment income and realized gains. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2017, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended October 31, 2017, the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Portfolio is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the scientific interest method, which approximates the effective interest method.

Foreign Currency Translation — The books and records of the Portfolio are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Portfolio does not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio recognizes realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains (loss) during the period are presented on the Statement of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. As of October 31, 2017, the Portfolio did not hold any open forward foreign currency contracts.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses) and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, annually. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

Redemption Fees — The Portfolio retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Portfolio are reported on the Statements of Changes in Net Assets.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of the Administrator and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the CCO as described below, for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the year ended October 31, 2017, the Portfolio paid $891,887 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee of up to 0.25% of average daily net assets of the Investor Class Shares and 0.10% of average daily net assets of the Y Class Shares will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as Shareholder Servicing Fees.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

For the year ended October 31, 2017, the Portfolio earned cash management credits of $1,547, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. serves as custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of the investment advisory agreement the Adviser provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 1.00% of the Portfolio’s average daily net assets.

The Adviser has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses from exceeding 2.50% of the Portfolio’s

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2015

average daily net assets. The Adviser intends to continue these voluntary fee reductions and expense limitations until further notice, but may discontinue all or part of these fee reductions or expense reimbursements at any time.

6. Investment Transactions:

For the year ended October 31, 2017, the Portfolio made purchases of $446,380,723 and sales of $611,369,494 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Share Transactions

	Year Ended October 31, 2017	Year Ended October 31, 2016
Investor Class Shares:
Issued	9,077,880	39,634,781
Reinvestment of Distributions	1,079,969	1,130,985
Redeemed	(38,146,140)	(77,374,905)

Net Decrease in Shares Outstanding from Investor Class Share Transactions	(27,988,291)	(36,609,139)

I Class Shares:*
Issued	26,907,289	8
Reinvestment of Distributions	63,658	—
Redeemed	(6,545,890)	—

Net Increase in Shares Outstanding from I Class Share Transactions	20,425,057	8

Y Class Shares:*
Issued	—	8
Reinvestment of Distributions	1	—
Redeemed	(1)	—

Net Increase in Shares Outstanding from Y Class Share Transactions	—	8

Net Decrease in Shares Outstanding from Share Transactions	(7,563,234)	(36,609,123)

*I Class Shares and Y Class Shares commenced operations on October 31, 2016.

8. Line of Credit

The Portfolio entered into an agreement which enables it to participate in a $25 million unsecured committed revolving line of credit with MUFG Union Bank N.A., which is set to expire April 12, 2018. The proceeds from the borrowings shall be used to finance the Portfolio’s short term general working capital requirements, including the funding of shareholder redemptions. Interest is charged to the Portfolio based on their borrowings at the current reference rate. For the year ended October 31, 2017, the Portfolio had average borrowings of $3,882,316 over a period of 55 days at a weighted average interest rate of 4.210%. Interest accrued on

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

the borrowings during the period was $19,657. As of October 31, 2017, the Portfolio had no borrowings outstanding.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income, accumulated net realized loss and paid-in-capital. These differences are due to foreign currency gains and losses, sale of passive foreign investment companies (“PFIC”), expiration of capital losses and non-deductible tax. Permanent book and tax differences resulted in the following reclassifications:

Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,341,175	$26,216,866	$(27,558,041)

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2017	$21,019,518	$—	$21,019,518
2016	18,165,966	—	18,165,966

As of October 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Ordinary Income	$15,546,266
Capital Loss Carryforwards	(136,308,873)
Net Unrealized Appreciation	294,181,166

Total Distributable Earnings	$173,418,559

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carry-forwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The capital loss carryforwards with no expiration are noted below:

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

Short-Term Loss	Long-Term Loss	Total Capital Loss Carryforwards
$ 136,308,873	$—	$136,308,873

During the year ended October 31, 2017 the Portfolio utilized $60,445,920 of capital loss carryforwards to offset capital gains and $27,553,569 expired.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Portfolio at October 31, 2017, were as follows:

Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 885,937,925	$343,540,833	$(49,359,667)	$294,181,166

10. Concentration of Risk:

When the Portfolio invests in foreign securities, they will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Portfolio to sell their securities and could impact their net asset value. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed.

The Portfolio may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on either income or gains realized and unrealized or repatriated. The Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized.

At October 31, 2017, the net assets of the Portfolio were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

11. Other:

As of October 31, 2017, 87% of the Portfolio’s Investor Class Shares outstanding were held by three record shareholders, 82% of the Portfolio’s I Class Shares were held by five record shareholders, and 71% of the Portfolio’s Y Class Shares outstanding were held by one record shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such potential claims is considered remote.

12. Loans of Fund Securities:

The Portfolio may lend fund securities having a market value up to one-third of the Portfolio’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments. It’s the Portfolio’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Portfolio if and to the extent the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Portfolio could also experience delays and costs in gaining access to the collateral. The Portfolio bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested.

During the year and as of October 31, 2017, there were no securities on loan for the Portfolio.

13. Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Portfolio’s financial statements and related disclosures or impact the Portfolio’s net assets or results of operations.

14. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund and Shareholders of Acadian Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities of Acadian Emerging Markets Portfolio, a series of shares of beneficial interest in The Advisors’ Inner Circle Fund, (the “Fund”) including the schedule of investments, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2013 were audited by other auditors whose report dated December 24, 2013, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Acadian Emerging Markets Portfolio as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 20, 2017

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio. The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio/Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2017 to October 31, 2017).

The table below illustrates your Portfolio’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the return is set at 5% for comparison purposes — NOT your Portfolio’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 05/01/17	Ending Account Value 10/31/17	Annualized Expense Ratios	Expenses Paid During Period*
Investor Class Shares
Actual Fund Return	$1,000.00	$1,137.60	1.35%	$7.26
Hypothetical 5% Return	1,000.00	1,018.41	1.35	6.86
I Class Shares
Actual Fund Return	$1,000.00	$1,138.00	1.21%	$6.51
Hypothetical 5% Return	1,000.00	1,019.12	1.21	6.14
Y Class Shares
Actual Fund Return	$1,000.00	$1,138.00	1.17%^	$6.29
Hypothetical 5% Return	1,000.00	1,019.32	1.17^	5.94

*	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365.
^	Had net asset been contributed, the ratio would have been 1.31%.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Set forth below are the names, years of birth, positions with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation in the Past Five Years

INTERESTED TRUSTEES[3],[4]
Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, JR. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-226-6161. The following chart lists Trustees and Officers as of October 31, 2017.

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with the Trust and Length of Time Served[1]	Principal Occupation During the Past Five Years
INDEPENDENT TRUSTEES (continued)[3]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.
George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
2	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.
3	Trustees oversee 53 funds in The Advisors’ Inner Circle Fund.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years2

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation During the Past Five Years

OFFICERS (continued)
John Bourgeois (Born: 1973)	Assistant Treasurer (Since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
Russell Emery (Born: 1962)	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of SEI Opportunity Fund, L.P. until 2010. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
Robert Morrow (Born: 1968)	Vice President (Since Account Manager, SEI Investments, since 2007. 2017)
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners from 2007 to 2011.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Board Considerations in Re-Approving the Advisory Agreement.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 23, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed,

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO

among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND	ACADIAN EMERGING
MARKETS PORTFOLIO
OCTOBER 31, 2017

NOTICE TO SHAREHOLDERS (Unaudited)

Return Of Capital	Long-Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Qualifying For Corporate Dividends Rec. Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividend(4)	Short Term Capital Gain Dividends(5)	Foreign Tax Credit(6)
0.00%	0.00%	100.00%	100.00%	0.00%	98.60%	0.00%	0.00%	0.00%	14.99%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividend received deduction and are reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned Portfolios to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Portfolio who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage in this column represents the amount of “Qualifying Foreign Taxes” as a percentage of ordinary distributions during the fiscal year ended October 31, 2017 amounting to $3,707,056 are expected to be passed through to the shareholders as foreign tax credits on Form 1099-DIV for the year ending December 31, 2017, which shareholders of this Portfolio will receive in late January, 2018. In addition, for the fiscal year ended October 31, 2017, gross foreign source income amounted to $34,317,365 for the Portfolio.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2017. Complete information will be computed and reported in conjunction with your 2017 Form 1099-DIV.

NOTES

NOTES

Acadian Funds

P.O. Box 219009

Kansas City, MO 64121

1-866-AAM-6161

Adviser:

Acadian Asset Management LLC

260 Franklin Street

Boston, MA 02110

Distributor:

SEI Investments Distribution Co.

1 Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

1 Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

ACA-AR-001-1600

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$101,400	$0	$0	$49,000	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$30,000	$0	$120,500	$25,000	$0	$110,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$896,975	N/A	N/A	$725,065	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by Deloitte & Touche LLP (“D&T”) related to the Trust

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$162,500	N/A	N/A	$160,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	$0	N/A	N/A	$82,450	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Fees billed by BBD, LLP (“BBD”) related to the Trust

BBD billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2017			2016
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$107,000	N/A	N/A	$141,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (BBD):

	2017	2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $150,500 and $135,000 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $62,500 and $62,500 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $82,450 for 2017 and 2016, respectively.

(g) The aggregate non-audit fees and services billed by BBD for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $0 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2018

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller and Chief Financial Officer

Date: January 9, 2018

*	Print the name and title of each signing officer under his or her signature.